Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Siemens Aktiengesellschaft for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Heinz-Joachim Neubürger, Chief Financial Officer of Siemens Aktiengesellschaft, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Siemens Aktiengesellschaft.

     Dated: December 5, 2003

By:

/s/ HEINZ-JOACHIM NEUBÜRGER

Name: Heinz-Joachim Neubürger Title: Chief Financial Officer